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                                                                   Exhibit 10.16

                                 AMENDMENT NO. 2
                                       TO
                       MARKETING AND INTEGRATION AGREEMENT

            AMENDMENT NO. 2 TO MARKETING AND INTEGRATION AGREEMENT (the "Amendment No. 2") dated as of January __, 1999 by and between RoweCom Inc., a Delaware corporation ("RCI"), and barnesandnoble.com llc, a Delaware limited liability company ("BN").

                                   WITNESSETH:

            WHEREAS, the parties hereto previously have entered into a Marketing and Integration Agreement (the "Original Agreement") dated as of August 20, 1998 and an Amendment No. 1 to the Original Agreement dated as of December 23, 1998 ("Amendment No. 1," together with the Original Agreement, the "Agreement"), which, among other things, sets forth the terms and conditions of a joint effort by the parties to offer products to consumers via corporate intranets and the internet; and

            WHEREAS, pursuant to the terms of the Agreement the parties are obligated to develop jointly a development plan detailing a technology and sales strategy and budget regarding the joint offering of products;

            WHEREAS, the parties hereto desire to amend the Agreement to extend the date on which the parties are obligated to agree upon a development plan.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants set forth herein below, the parties hereto hereby agree as follows:

            1. Terms not defined herein shall have the meanings ascribed to them in the Agreement.

            2. The first sentence of Section 3(b)(v) of the Agreement is hereby amended to delete the text included therein in its entirety and, in lieu thereof, the following shall appear:

                  No later than February 18, 1999, RCI and BN shall agree upon a Development Plan that will include a technology and sales strategy and budget for the calendar year 1999.

            3. Except as herein provided the Agreement shall remain in full force and effect without amendment or modification. This Amendment No. 2 supersedes any prior understandings or written or oral agreements amongst the parties hereto, or any of them. respecting the within subject matter and contains the entire understanding amongst the parties hereto with respect thereto.


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            4. Other than as set forth herein, neither party by execution of this Amendment No. 2 shall be deemed to have waived any of its rights or remedies at law or in equity in connection with such party's enforcement of the provisions of the Agreement or the provisions of any other agreement executed in connection with the transactions out of which the Agreement arose.

            5. For the convenience of the parties hereto, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

            6. This Amendment No. 2 shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

            7. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or desirable to effectuate and carry out this Amendment No. 2.

            IN WITNESS WHEREOF, this Amendment No. 2 has been executed as of the day and year first above written by the parties hereto.


                                     ROWECOM INC.


                                     By: /s/ Louis Hernandez
                                         ------------------------------
                                         Name:
                                         Title:


                                     BARNESANDNOBLE.COM LLC


                                     By: /s/ Carl Rosendorf
                                         ------------------------------
                                         Name: CARL S. ROSENDORF
                                         Title: VICE PRESIDENT


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